Harbor ETF Trust

Supplement to Prospectus dated September 11, 2023
Harbor Multi-Asset Explorer ETF
October 4, 2023
Effective September 25, 2023, Lindsey Houghton no longer serves as Portfolio Manager for Harbor Multi-Asset Explorer ETF (the “Fund”). All references to Mr. Houghton and his role as Portfolio Manager of the Fund are hereby deleted.
Investors Should Retain This Supplement For Future Reference
S1023.P.ETF.MAPP